United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 10, 2003



                                    ATNG INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


            000-28519                                76-0510754
     (Commission File Number)             (IRS Employer Identification No.)


      1549 Leroy Street, Suite D-200                    48430
            Fenton, Michigan                          (Zip Code)
(Address of principal executive offices)

                                 (810) 714-2978
              (Registrant's telephone number, including area code)

                                   ATNG, Inc.
                           (Registrant's former name)

             17195 Silver Parkway, Suite 337, Fenton, Michigan 48430
                          (Registrant's former address)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On Saturday, September 6, 2003, our shareholders voted to approve a change in our state of incorporation from Texas to Nevada by means of a merger permitted under the corporate statutes of both states. The merger was between ATNG, Inc., a Texas corporation, and ATNG of Nevada, Inc., a Nevada corporation, organized by us for the specific purpose of the change of domicile. The merger was consummated pursuant to a Plan of Merger, a copy of which is attached to this report. Copies of the articles of incorporation and bylaws, which will serve as our articles of incorporation and bylaws following the change of domicile are attached to the Plan of Merger. The Plan of Merger provided that ATNG, Inc. merged into ATNG of Nevada, Inc. Following the merger, ATNG of Nevada, Inc. was the surviving entity and changed its name to ATNG Inc. (no comma before Inc.).

     ATNG of Nevada, Inc. was a newly formed corporation with one share of common stock issued and outstanding held by Robert C. Simpson, Ph.D., our sole officer and director and controlling shareholder, with only minimal capital and no other assets or liabilities. The terms of the merger provided that the then currently issued one share of the common stock of ATNG of Nevada, Inc. held by Dr. Simpson was cancelled. As a result, following the merger, our current shareholders are the only shareholders of the newly merged corporations.

     The change of domicile did not interrupt the existence of ATNG, Inc. Each share of our common stock remained issued and outstanding as a share of the common stock of ATNG Inc. after the change of domicile from Texas to Nevada.

     We also changed our address to 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430. Our telephone number (810) 714-2978 remains the same.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial  Statements.
          ----------------------

     None.

     (b)  Exhibits.
          --------

     The following exhibits are filed herewith:

     Exhibit2.1     Articles  of  Merger between ATNG, Inc., a Texas corporation
     ----------
                    and  ATNG  of  Nevada,  Inc.,  a  Nevada  corporation, filed
                    September  10,  2003.

     Exhibit  3.1   Plan  and  Agreement  of  Merger Between ATNG, Inc. (a Texas
     ------------
                    corporation) and ATNG of Nevada, Inc. (a Nevada corporation), dated September 6, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 15, 2003

                                              ATNG INC.


                                              By  /s/  Robert C. Simpson
                                                --------------------------------
                                                Robert C. Simpson, President


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